Exhibit 32.2

CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

I, Gretchen R. Haggerty, Executive Vice President and Chief Financial Officer of United States Steel Corporation, certify that:

(1)	The Quarterly Report on Form 10-Q of United States Steel Corporation for the period ending September 30, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the foregoing report fairly presents, in all material respects, the financial condition and results of operations of United States Steel Corporation.

/s/ Gretchen R. Haggerty

 Gretchen R. Haggerty

 Executive Vice President

 and Chief Financial Officer

October 30, 2007

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to United States Steel Corporation and will be retained by United States Steel Corporation and furnished to the Securities and Exchange Commission or its staff upon request.